EXHIBIT 23.1




                                  EXHIBIT 23.1
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 1997 included (or incorporated by reference) in the Shared Technologies Fairchild Inc. Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP


Washington, D.C.
June 25, 1997